Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Apogee Enterprises, Inc. (the “Company”) on Form 10-K for the period ended March 2, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Matthew J. Osberg, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew J. Osberg
Matthew J. Osberg Executive Vice President and Chief Financial Officer
Date: April 26, 2024